UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2012

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on September 4, 2012 (the “September 4, 2012 Form 8-K”) to provide information relating to the acquisition of two of the remaining multifamily apartment communities as described in such Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Background

As previously reported in our Current Report on Form 8-K filed on August 8, 2012, the Company and Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership” and, together with the Company, the “LATA Parties”), entered into a master contribution and recapitalization agreement and a series of separate interest contribution agreements to acquire a total of 21 multifamily apartment communities and one parcel of submerged land (the “Contributed Properties”), containing an aggregate of 6,079 units, in exchange for aggregate consideration valued at approximately $480.9 million (subject to customary prorations), including (i) approximately $185.2 million (subject to adjustment based on prorations and principal amortization) generally comprised of common units of limited partnership interest in the Operating Partnership (“Common Units”) valued at $8.15 per unit; (ii) approximately $14.0 million in cash; and (iii) the assumption by the LATA Parties of approximately $281.7 million of in-place mortgage indebtedness encumbering the Contributed Properties (based on principal amounts outstanding as of June 30, 2012).

Also as previously reported in the September 4, 2012 Form 8-K and in the Current Report on Form 8-K/A filed on September 20, 2012, the LATA Parties completed the acquisitions of four of the Contributed Parties, consisting of three multifamily apartment communities and the parcel of submerged land, between August 28, 2012 and September 14, 2012.

Completed Acquisitions

Milana Reserve Apartments

On October 1, 2012, the Company, through its Operating Partnership and pursuant to an Interest Contribution Agreement (the “Milana Reserve Agreement”) by and among the LATA Parties, Elco Landmark Residential Holdings LLC (“EL”) and Elco Landmark Residential Management, LLC (“ELRM” and, together with EL, the “EL Companies”), acquired 100% of the membership interests in ADMG Altamonte Partners, LLC, a Delaware limited liability company, which owns as its sole asset one of the Contributed Properties (the “Milana Reserve Property”), in exchange for consideration valued at approximately $18,400,000 (subject to prorations and adjustments), including 973,411 Common Units valued at $8.15 per unit for an aggregate consideration of approximately $7,933,300 and the assumption of approximately $10,453,886 in mortgage indebtedness. The Milana Reserve Property is an apartment community located in Tampa, Florida, comprised of approximately 170,920 rentable square feet and containing 232 units. As of October 1, 2012, the Milana Reserve Property was 92.2% occupied.

The mortgage indebtedness assumed in connection with the acquisition of the Milana Reserve Property is a fixed rate loan issued by Freddie Mac and serviced by Walker & Dunlop, LLC. The loan matures on October 1, 2020 and has an interest rate equal to 4.59%.

Landmark at Creekside

On October 4, 2012, the Company, through its Operating Partnership and pursuant to an Interest Contribution Agreement (the “Landmark at Creekside Agreement”) by and among the LATA Parties, the EL Companies, Elco LR OPT II REIT LP and Creekside Investors, LLC, acquired 100% of the membership interests in Elco Landmark at Creekside Grand, LLC, a Delaware limited liability company, which owns 100% of the membership interests in Landmark at Creekside Grand, LLC, a Delaware limited liability company, which owns as its sole asset one of the Contributed Properties (the “Landmark at Creekside Property”), in exchange for consideration valued at approximately $51,724,138 (subject to prorations and adjustments), including 2,886,782 Common Units valued at $8.15 per unit for an aggregate consideration of approximately $23,527,274 and the assumption of approximately $27,763,121 in mortgage indebtedness. The Landmark at Creekside Property is an apartment community located in Atlanta, Georgia, comprised of approximately 489,220 rentable square feet and containing 492 units. As of October 4, 2012, the Property was 93.7% occupied.

The mortgage indebtedness assumed in connection with the Landmark at Creekside Property is a fixed rate loan issued by Freddie Mac and serviced by Wells Fargo Bank, N.A. The loan matures on August 1, 2017 and has an interest rate of 4.87%.

In evaluating the acquisitions described above and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including property condition reports, tenant rent rolls, property location, visibility and access, age of the property, physical condition and curb appeal, review of an independent third-party appraisal, neighboring property uses, local market conditions, including vacancy rates, area demographics, including average household income, neighborhood growth patterns and economic conditions, and the presence of demand generators.

No additional compensation was paid to the Company’s former advisor or any other related party in connection with the acquisitions described above. The Company currently has no plans for any renovations, improvements or development of the Milana Reserve Property or the Landmark at Creekside Property and the Company believes each of the properties is adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K/A is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real properties described in Item 2.01 above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before November 12, 2012, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2012	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Chief Financial Officer, Treasurer and Secretary

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